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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2004
                                                         -----------------


                           Southern Star Central Corp.
                             ----------------------
             (Exact name of registrant as specified in its charter)

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
           Delaware                      333-110979                   04-3712210
 ----------------------------    ----------------------------  ---------------------------
 (State or other jurisdiction            (Commission                (IRS Employer
       of incorporation)                File Number)              Identification No.)


 c/o AIG Highstar Capital, L.P.,
       599 Lexington Avenue,
      25th Floor, New York, NY                                          10022
-------------------------------------------------------------   ---------------------------
 (Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (646) 735-0500
                                                            -------------

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Item 5. Other Events and Regulation FD Disclosure

On February 13, 2004, Southern Star Central Corp.'s wholly-owned subsidiary, Southern Star Central Gas Pipeline, Inc., announced that Michael Walsh, its President and Chief Operating Officer, has been promoted to Chief Executive Officer, and Jerry Morris has been promoted to President and Chief Operating Officer. Christopher Lee, Southern Star Central Gas Pipeline's Chief Executive Officer since 2003, will continue to serve in his capacity as Chairman of the Board.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

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

     Exhibit No.            Description
     ----------             -----------
        99.1                Press Release, dated February 13, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SOUTHERN STAR CENTRAL CORP.

Date:  February 13, 2004                   /s/ Christopher Lee
                                           ------------------------------
                                           Christopher Lee
                                           President